Commitments and Contingencies	6 Months Ended	12 Months Ended
	Dec. 31, 2025	Jun. 30, 2025
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

17. Commitments and Contingencies

From time to time, the Company may be subject to certain legal proceedings, claims and disputes that arise in the ordinary course of business. As of December 31, 2025 and June 30, 2025, although the outcomes of these legal proceedings cannot be predicted, the Company does not believe these actions, in the aggregate, will have a material adverse impact on its financial position, results of income or liquidity.

16. Commitments and Contingencies

As of June 30, 2025 and 2024, the Group has no operating lease commitment for more than 1 year.

For the years ended June 30, 2025 and 2024, rental expenses under operating leases were approximately nil and US$nil, respectively.

For the years ended June 30, 2025, the Group has $nil under lawsuit contingencies.